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                            SILICON LABORATORIES INC.

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT



                                  June 2, 1998


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                                TABLE OF CONTENTS

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                                                                                     PAGE
                                                                                     ----
1.       Registration Rights...........................................................1
         1.1  Definitions..............................................................1
         1.2  Request for Registration.................................................2
         1.3  Corporation Registration.................................................4
         1.4  Obligations of the Corporation...........................................4
         1.5  Furnish Information......................................................6
         1.6  Expenses of Demand Registration..........................................6
         1.7  Expenses of Corporation Registration.....................................6
         1.8  Underwriting Requirements................................................7
         1.9  Delay of Registration....................................................7
         1.10 Indemnification..........................................................7
         1.11 Reports Under the 1934 Act...............................................9
         1.12 Form S-3 Registration...................................................10
         1.13 Assignment of Registration Rights.......................................11
         1.14 Limitations on Subsequent Registration Rights...........................12
         1.15 "Market Stand-off"Agreement.............................................12
         1.16 Termination of Registration Rights......................................13

2.       Covenants of the Corporation.................................................13
         2.1  Delivery of Financial Statements........................................13
         2.2  Inspection..............................................................14
         2.3  Termination of Information, Inspection and Board of Directors Covenants.14
         2.4  Right of First Offer....................................................14
         2.5  Key-Man Insurance.......................................................16

3.       Miscellaneous................................................................16
         3.1  Successors and Assigns..................................................16
         3.2  Governing Law...........................................................16
         3.3  Counterparts............................................................16
         3.4  Titles and Subtitles....................................................17
         3.5  Notices.................................................................17
         3.6  Expenses................................................................17
         3.7  Amendments and Waivers..................................................17
         3.8  Severability............................................................17
         3.9  Aggregation of Stock....................................................18
         3.10 Entire Agreement; Amendment; Waiver.....................................18

         Schedule A        Schedule of Investors
         Schedule B        Schedule of Founders

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


                  THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of June ___, 1998, by and among Silicon Laboratories Inc., a Delaware corporation (the "CORPORATION"), the holders of the Corporation's Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") and Series B Convertible Preferred Stock (the "SERIES B PREFERRED STOCK") listed on SCHEDULE A attached hereto (the "INVESTORS") (PROVIDED that neither Imperial Bancorp nor any of its assignees shall be deemed an "INVESTOR" for purposes of Section 2.4 hereof), and the persons listed on SCHEDULE B attached hereto (the "FOUNDERS").

                                    RECITALS

                  WHEREAS, the Corporation and certain of the Investors are parties to a certain Investors' Rights Agreement, dated March 21, 1997, as amended by a certain Amendment Agreement dated June 20, 1997 (as amended, the "ORIGINAL INVESTORS' RIGHTS AGREEMENT");

                  WHEREAS, the Corporation and certain of the Investors are parties to a certain Series B Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"); and

                  WHEREAS, in order to induce the Corporation to enter into the Purchase Agreement and to induce certain Investors to invest funds in the Corporation pursuant to the Purchase Agreement, the Investors, the Founders and the Corporation hereby amend and restate the Original Investors' Rights Agreement and agree that this Agreement shall govern the rights of the Investors and the Founders to cause the Corporation to register shares of capital stock issued and issuable to the Investors and the Founders and certain other matters as set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. REGISTRATION RIGHTS. The Corporation covenants and agrees as follows:

1.1      DEFINITIONS.  For purposes of this Section 1:

                  (a) The term "ACT" means the Securities Act of 1933, as amended.

                  (b) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which

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permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

                  (c) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                  (d) The term "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (e) The term "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "REGISTRABLE SECURITIES" means: (i) the Series A Preferred Stock and Series B Preferred Stock, (ii) the Corporation's Common Stock (the "COMMON STOCK") issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock, (iii) the shares of Common Stock issued to the Holders of Common Stock as set forth on SCHEDULE B attached hereto; PROVIDED, HOWEVER, that the shares of Common Stock described in this clause
(iii) shall not be deemed Registrable Securities and the aforementioned individuals shall not be deemed Holders for the purposes of Section 1.2 and
1.14 and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii) and (iii) above. Notwithstanding the preceding sentence, the Registrable Securities shall not include any securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                  (g) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (h) The term "SEC" shall mean the Securities and Exchange Commission.

1.2      REQUEST FOR REGISTRATION.

                  (a) If the Corporation shall receive at any time after March 21, 2002, a written request from the Holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding that the Corporation file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding, then the Corporation shall:

                                 (i) within ten (10) days of the receipt
hereof, give written notice of such request to all Holders; and

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                                 (ii) effect as soon as practicable, and in
any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty
(20) days of the mailing of such notice by the Corporation in accordance with
Section 3.5.

                  (b) If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to subsection 1.2(a) and the Corporation shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Corporation and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Corporation owned by each Holder; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Corporation shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing for a period of not more than one hundred and eighty (180) days after receipt of the request of the Initiating Holders.

                  (d) In addition, the Corporation shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                 (i) After the Corporation has effected two
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

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                                 (ii) If the Corporation has effected a
registration pursuant to this Section 1.2 and such registration has been declared or ordered effective within the previous three hundred and sixty-five days (365) days;

                                 (iii) During the period starting with the
date ninety (90) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a registration subject to Section 1.3 below; provided that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                 (iv) If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

1.3 CORPORATION REGISTRATION. If (but without any obligation to do so) the Corporation proposes to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Corporation stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Corporation in accordance with Section 3.5, the Corporation shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 OBLIGATIONS OF THE CORPORATION. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed; PROVIDED, HOWEVER, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable

Securities are sold, PROVIDED that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and PROVIDED FURTHER that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.5      FURNISH INFORMATION.

                  (a) It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (b) The Corporation shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

1.6 EXPENSES OF DEMAND REGISTRATION. All expenses (other than legal expenses of the selling Holders, underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, shall be borne by the Corporation; PROVIDED, HOWEVER, that the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section
1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; and PROVIDED FURTHER, HOWEVER, that if at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business or prospects of the Corporation as determined by the managing underwriter(s) of the related offering, if any, or by the Corporation's Board of Directors, if there shall be no underwriters, from that known to the Holders at the time of their request and have withdrawn such request promptly following the disclosure by the Corporation of such material adverse change, then the Holders shall not be required to pay such expenses and shall retain their right to request such registration in the future pursuant to Section 1.2.

1.7 EXPENSES OF CORPORATION REGISTRATION. The Corporation shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, fees and disbursements of counsel for the Corporation, printer's and accounting fees relating or apportionable thereto, but excluding legal expenses of selling Holders, underwriting discounts and commissions relating to Registrable Securities.

1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Corporation's capital stock, the Corporation shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders and other holders of securities of the Corporation entitled to inclusion in such registration according to the total amount of securities owned by each selling Holder and each other holder and entitled to inclusion in such registration). For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners and stockholders of such selling Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING HOLDER", and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence.

1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Corporation will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to: (x) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), (y) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or (z) any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon such Holder's or underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon: (i) any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or (ii) such Holder's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

                  (f) Except as provided in Subsection 1.10(e), the obligations of the Corporation and the Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 REPORTS UNDER THE 1934 ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Corporation), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 FORM S-3 REGISTRATION. In case the Corporation shall receive a written request from the Holder or Holders of at least 25% of the Registrable Securities then outstanding that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Corporation; PROVIDED, HOWEVER, that the Corporation shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders, (2) if the Holders, together with the Holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000, (3) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred and eighty (180) days after receipt of the request of the

Holder or Holders under this Section 1.12; PROVIDED, HOWEVER, that the Corporation shall not utilize this right more than once in any twelve (12) month period, (4) if the Corporation has already effected three (3) registrations on Form S-3 for the Holders pursuant to this Section 1.12, or
(5) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Corporation shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Corporation, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Corporation. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Corporation to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:
(a) the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 1.

1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation which would allow such holder or prospective holder: (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.15 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration specified by the Corporation and any underwriter of Common Stock or other securities of the Corporation, following the date of the first sale to the public pursuant to a registration statement of the Corporation filed under the Act, it shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Corporation held by it at any time during such period except Common Stock or other securities included in such registration; PROVIDED, HOWEVER, that:

                  (a) such agreement shall be applicable only to the first two such registration statements of the Corporation which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                  (b) all executive officers and directors of the Corporation and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

                  (c) such market stand-off time period shall not exceed one hundred and eighty (180) days.

                  In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

1.16  TERMINATION OF REGISTRATION RIGHTS.

                  (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after three (3) years following the consummation of the sale of securities pursuant to a registration statement filed by the Corporation under the Act in connection with the initial firm commitment underwritten offering of its securities pursuant to a registration statement under the Act, in which the initial price to the public is not less than $9.52 per share (as adjusted to reflect stock dividends, stock splits, combinations, recapitalizations or the like with respect to the Common Stock after the date hereof) and the gross proceeds to the Corporation and selling stockholders are at least $10,000,000 in the aggregate.

                  (b) In addition, the right of any Holder to request registration or inclusion in any registration shall terminate if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

2.   COVENANTS OF THE CORPORATION.

2.1 DELIVERY OF FINANCIAL STATEMENTS. The Corporation shall deliver to each Investor so long as it holds at least five percent (5%) of the shares of Common Stock of the Corporation then outstanding (assuming full conversion and exercise of all convertible or exercisable securities):

                  (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Corporation, an income statement for such fiscal year, a balance sheet of the Corporation and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Corporation;

                  (b) within thirty (30) days of the end of each month: (i) an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month (including an instrument executed by the Chief Financial Officer or President of the Corporation certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Corporation and its results of operation for the period specified, subject to year-end audit adjustment) and (ii) a summary of the Corporation's business activities for such month, each in reasonable detail; and

                  (c) as soon as practicable prior to each fiscal year of the Corporation, a budget and business plan (each approved by the Board of Directors of the Corporation) for such fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets or revised budgets prepared by the Corporation.

                  For purposes of this Section 2.1, "INVESTOR" shall include any general partners of an Investor. The rights set forth in this Section 2.1 shall be assignable only to Investors holding an aggregate of at least 500,000 shares of Series A Preferred Stock or Series B Preferred Stock (subject to appropriate adjustment for stock dividends, stock splits, combinations, recapitalizations or the like with respect to each series after the date hereof).

2.2 INSPECTION. The Corporation shall permit each Investor so long as it holds at least five percent (5%) of the shares of Common Stock of the Corporation then outstanding (assuming full conversion and exercise of all convertible or exercisable securities), at such Investor's expense, to visit and inspect the Corporation's properties, to examine its books of account and records and to discuss the Corporation's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Corporation shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. For the purposes of the Section 2.2, "Investor" shall include any general partners of an Investor. The rights set forth in this Section 2.2 shall be assignable only to Investors holding an aggregate of at least 500,000 shares of Series A Preferred Stock or Series B Preferred Stock (subject to appropriate adjustment for stock dividends, stock splits, combinations, recapitalizations or the like with respect to each series after the date hereof).

2.3 Termination of Information, Inspection and Board of Directors Covenants. The covenants set forth in subsections 2.1(b) and (c), Section 2.2, 2.4, 2.5 and Section 2.6 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Corporation under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Corporation first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

2.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 2.4, the Corporation hereby grants to each Investor (other than Imperial Bancorp and its assigns) a right of first offer with respect to future sales by the Corporation of its Shares (as hereinafter defined). For purposes of this Section 2.4, "Investor" includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                  Each time the Corporation proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Corporation shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                  (a) The Corporation shall deliver a notice by certified mail ("NOTICE") to the Investors stating: (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                  (b) By written notification received by the Corporation, within thirty (30) calendar days after giving of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock and Series B Preferred then held, by such Investor bears to the total number of shares of Common Stock of the Corporation then outstanding

(assuming full conversion and exercise of all convertible or exercisable securities then outstanding). The Corporation shall promptly, in writing, inform each Investor which purchases all the shares available to it ("FULLY-EXERCISING INVESTOR") of any other Investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock and Series B Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                  (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Corporation may, during the 30-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Corporation does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                  (d) The right of first offer in this paragraph 2.4 shall not be applicable: (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, directly or pursuant to a stock option plan or a restricted stock plan approved by the Board of Directors of the Corporation, for the primary purpose of soliciting or retaining their employment, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock (and the issuance of warrants to underwriters in connection therewith), registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $9.52 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization with respect to the Common Stock) and $10,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Corporation has business relationships, PROVIDED such issuances are for other than primarily equity financing purposes.

                  (e) The right of first refusal set forth in this Section 2.4 may not be assigned or transferred, except that: (i) such right is assignable by each Investor to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Investor, and (ii) such right is assignable between and among any of the Investors.

2.5 KEY-MAN INSURANCE. The Corporation has obtained and will continue to maintain term life insurance policies, in the amount of $3,000,000 per life, from financially sound and reputable insurers on the lives of each of Navdeep S. Sooch, Jeffrey W. Scott and David R. Welland. Such policies shall name the Corporation as loss payee and shall not be cancelable by the Corporation.

                  2.6 BOARD OF DIRECTORS. Meetings of the Board of Directors shall be held at least quarterly.

3.   MISCELLANEOUS.

3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the address for such party set forth beneath such party's name on the signature pages hereof (or at such other address for a party as shall be specified by like notice). Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the holders of a majority of the Registrable Securities then held by the Investors and a majority of the Registrable Securities then held by the Founders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Corporation.

3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Schedules and Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all other agreements of the parties relating to the subject matter hereof, including, without limitation, the Original Investors' Rights Agreement.



                                     * * *

                           [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                                            CORPORATION:

                                            SILICON LABORATORIES INC.


                                                Navdeep S. Sooch, President

                                              Address:  2024 E. St. Elmo Road
                                                        Austin, Texas 78744-1018
                                                        Fax: 512.416.9669

                                 INVESTORS:

                                 AUSTIN VENTURES IV-A, L.P.

                                 By:   AV Partners IV, L.P.,
                                       its general partner



                                       William P. Wood,
                                       its general partner


                                 Address:   114 West 7th Street, Suite 1300
                                            Austin, Texas  78701
                                            Fax:  512.476.3952


                                 AUSTIN VENTURES IV-B, L.P.

                                 By:   AV Partners IV, L.P.,
                                       its general partner



                                       William P. Wood,
                                       its general partner


                                 Address:   114 West 7th Street, Suite 1300
                                            Austin, Texas  78701
                                            Fax:  512.476.3952


                                 AUSTIN VENTURES V, L.P.

                                 By:   AV Partners V, L.P.,
                                       its general partner



                                       Blaine F. Wesner,
                                       its general partner

                                 Address:   114 West 7th Street, Suite 1300
                                            Austin, Texas  78701
                                            Fax:  512.476.3952


                                 AUSTIN VENTURES V AFFILIATES
                                 FUND, L.P.

                                 By:   AV Partners V, L.P.,
                                       its general partner



                                       Blaine F. Wesner,
                                       its general partner


                                 Address:   114 West 7th Street, Suite 1300
                                            Austin, Texas  78701
                                            Fax:  512.476.3952


                                 SILVERTON PARTNERS



                                       William P. Wood,
                                       its general partner

                                 Address:   c/o Austin Ventures
                                            114 West 7th Street, Suite 1300
                                            Austin, Texas  78701
                                            Fax:  512.476.3952

                                 DONALD W. BROOKS

                                 Address:   420-B Hi Circle South
                                            P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax:  408.733.8090


                                 DONALD W. AND THERESA BROOKS



                                       Donald W. Brooks


                                       Theresa Brooks

                                 Address:   420-B Hi Circle South
                                            P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax:  408.733.8090



                                 DRUTAN INVESTMENTS, LTD.



                                       Donald W. Brooks,
                                       its general partner

                                 Address:   P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax:  408.733.8090



                                 BROOKS + BROOKS INVESTMENTS, LTD.



                                       Donald W. Brooks,
                                       its general partner

                                 Address:   P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax: 408.733.8090



                                 CURRENT VENTURES GROUP, LTD.



                                       Name:
                                             ---------------------------------
                                                     its general partner

                                 Address:   P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax: 408.733.8090




                                 DIETRICH R. ERDMANN

                                 Address:   c/o Sevin Rosen
                                            Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas 75240
                                            Fax:  972.702.1103



                                 CENTERPOINT VENTURE PARTNERS, L.P.

                                 By:   Paluck Associates, L.P.,
                                       its general partner



                                       Robert J. Paluck,
                                       its general partner

                                 Address:   Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas 75240
                                            Fax:  972.702.1103



                                 THOMAS M. BROOKS

                                 Address:   420-B Hi Circle South
                                            P.O. Box 4016
                                            Horseshoe Bay, Texas 78657-4016
                                            Fax:  408.733.8090


                                 KLM CAPITAL PARTNERS
                                 FUND (A BRITISH VIRGIN
                                 ISLANDS INTERNATIONAL
                                 L.P.)



                                       Peter Mok,
                                       its general partner

                                 Address:   2041 Mission College Blvd., Suite
                                            175
                                            Santa Clara, California 95054
                                            Fax:  408.970.8887



                                 JONATHAN D. IVESTER

                                 Address:   1102 Sprague Lane
                                            Austin, Texas 78746

                                 BERRY AND DIANE CASH GRANDCHILDRENS' TRUST



                                       Harvey B. Cash,
                                       its trustee

                                 Address:   c/o Interwest Partners
                                            Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas  75240
                                            Fax:  972.702.1103



                                 CHARLES H. CASH

                                 Address:   c/o Interwest Partners
                                            Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas  75240
                                            Fax:  972.702.1103



                                 HARVEY B. CASH

                                 Address:   c/o Interwest Partners
                                            Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas  75240
                                            Fax:  972.702.1103

                                 L.J. SEVIN

                                 Address:   c/o Sevin Rosen
                                            Two Galleria Tower
                                            13455 Noel Road, Suite 1670
                                            Dallas, Texas 75240

                                 FOUNDERS:



                                 NAVDEEP S. SOOCH

                                 Address:   1105 Sprague Lane
                                            Austin, Texas  78746



                                 DAVID R. WELLAND

                                 Address:   4215 Avenue A
                                            Austin, Texas  78751



                                 JEFFREY W. SCOTT

                                 Address:   10904 Beacham Court
                                            Austin, Texas  78739



                                 JOHN W. MCGOVERN

                                 Address:   701 Westbrook Drive
                                            Austin, Texas  78746

                                   SCHEDULE A

                                                          Shares of Common Stock
Holders of Series A Preferred Stock                   (assuming full conversion)
---------------------------------------------------------------------------------

Austin Ventures IV-A, L.P................................................492,988
Austin Ventures IV-B, L.P..............................................1,034,283
Austin Ventures V, L.P.................................................2,181,815
Austin Ventures V Affiliates Fund, L.P...................................109,091
Silverton Partners.......................................................254,545
Donald W. Brooks.........................................................361,090
Drutan Investments, Ltd...................................................74,000
Brooks + Brooks Investments, Ltd..........................................74,000
Dietrich R. Erdmann......................................................509,092
Harvey B. Cash...........................................................254,545

Holder of Warrants to Purchase                            Shares of Common Stock
   Series A Preferred Stock                           (assuming full conversion)
---------------------------------------------------------------------------------

Imperial Bancorp..........................................................45,818

                                                          Shares of Common Stock
Holders of Series B Preferred Stock                   (assuming full conversion)
---------------------------------------------------------------------------------

Austin Ventures IV-A, L.P.................................................54,674
Austin Ventures IV-B, L.P................................................114,706
Austin Ventures V, L.P...................................................241,972
Austin Ventures V Affiliates Fund, L.P....................................12,099
Silverton Partners........................................................28,230
Donald W. and Theresa Brooks..............................................50,000
Drutan Investments, Ltd....................................................9,000
Brooks + Brooks Investments, Ltd...........................................9,000
Current Ventures Group, Ltd..............................................142,085
Dietrich R. Erdmann......................................................210,085
Harvey B. Cash...........................................................105,043
CenterPoint Venture Partners, L.P........................................378,152
Thomas M. Brooks..........................................................10,505
KLM CAPITAL PARTNERS FUND


(a British Virgin Islands International L.P.)............................105,043
L.J. Sevin................................................................52,522
Jonathan D. Ivester.......................................................52,522


                                   SCHEDULE B

                                       Shares of
Founder                             Common Stock Held
-------                             -----------------
Navdeep S. Sooch........................4,556,515
David R. Welland........................3,683,333
Jeffrey W. Scott........................3,733,333
John W. McGovern..........................203,636
